EXHIBIT 10(m)

Coopers & Lybrand


               Consent of Independent Accountants


To the Board of Directors
Royal Gold, Inc.:

We consent to the incorporation by reference in the Form S-8
(File No. 33-58920) of Royal Gold, Inc. of our report dated September 11, 1997 on our audit of the consolidated financial statements of Royal Gold, Inc. as of June 30, 1997 and 1996, and for the years then ended, which report is included in this Annual Report on Form 10-K.


Coopers & Lybrand L.L.P.
Denver, Colorado
September 29, 1997